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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): JANUARY 16, 2009



                          STANDARD MOTOR PRODUCTS, INC.
             (Exact Name of Registrant as Specified in its Charter)



           NEW YORK                   1-4743                  11-1362020
           --------                   ------                  ----------
        (State or Other             (Commission            (I.R.S. Employee
Jurisdiction of Incorporation)      File Number)         Identification Number)



           37-18 NORTHERN BOULEVARD, LONG ISLAND CITY, NEW YORK 11101 (Address of Principal Executive Offices, including Zip Code)



        Registrant's Telephone Number, including Area Code: 718-392-0200




                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 8.01.  OTHER EVENTS

         On January 16, 2009, Standard Motor Products, Inc. (the "Company") issued a press release announcing the suspension of its quarterly dividends. A copy of such press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits.

         99.1 Press Release, dated January 16, 2009, announcing the suspension of quarterly dividends.



                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           STANDARD MOTOR PRODUCTS, INC.


                                              By: /s/ James J. Burke
                                                  -------------------
                                                   James J. Burke
                                                   Vice President Finance,
                                                   Chief Financial Officer

Date: January 16, 2009



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                                  EXHIBIT INDEX


EXHIBIT NO.      DESCRIPTION

99.1 Press Release, dated January 16, 2009, announcing the suspension of quarterly dividends.